UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 10, 2012

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

382 N. Lemon Ave., Ste. 364, Walnut, California		91789
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Employment Agreements

On October 10, 2012, the Registrant entered into Employment Agreements (the "Agreements") with Dr. Carl Kukkonen, CEO and Mr. Stephen Muzi, CFO. The Agreements are effective for the period from October 1, 2012 through September 30, 2013. Dr. Kukkonen will be paid $160,000 annually and Mr. Muzi will be paid $60,000 annually.

The Agreements are attached hereto as Exhibits 10.1 and 10.2.

Lock-Up Agreement

On October 10, 2012, Dr. Kukkonen, Mr. Muzi and Director Ms. Angelina Galiteva agreed not to sell, contract to sell, pledge or otherwise dispose of their Registrant securities from this date forward through March 31, 2013.

The Lock-Up Agreement is attached as Exhibit 10.3

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 Kukkonen Employment Agreement dated October 10, 2012.
10.2 Muzi Employment Agreement dated October 10, 2012.
10.3 Kukkonen, Muzi and Galiteva Lock Up Agreement dated October 10, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

October 11, 2012	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Kukkonen Employment Agreement dated October 10, 2012
10.2	Muzi Employment Agreement dated October 10, 2012
10.3	Kukkonen, Muzi and Galiteva Lock Up Agreement dated October 10, 2012